STRATEVEST FUNDS

Stratevest Large Cap Core Fund
Stratevest Large Cap Growth Fund
Stratevest Large Cap Value Fund
Stratevest Small/Mid Cap Core Fund
Stratevest Intermediate Bond Fund
Stratevest Vermont Municipal Bond Fund
-------------------------------------------------------------------------------

     Supplement to the Combined Prospectus dated September 19, 2000 (Revised September 25, 2000 and March 15, 2001)


I. Under the "Strategy" section for the Stratevest Vermont Municipal Bond Fund on page 9, please insert the following as the last sentence of the first paragraph:

     "The Fund may invest up to 15% of its net assets in illiquid securities."

II. Under the section entitled "What are the Specific Risks of Investing in the Funds" on page 17, please delete the word "equity" from the first sentence of the sub-section entitled "Liquidity Risks."

III. Under the section, "Dividends and Capital Gains" on page 24, please delete the first sentence and replace it with the following:

     "The Large Cap Core Fund, Large Cap Growth Fund, Large Cap Value Fund and Small/Mid Cap Core Fund declare and pay any dividends quarterly to shareholders."

IV. Effective May 4, 2001, the division of Stratevest Group, N.A. that provides investment management services to the Stratevest Funds is registered with the Securities and Exchange Commission as an investment adviser under the name Stratevest Investment Advisors.





Cusip 862793304
Cusip 862793205
Cusip 862793106
Cusip 862793403
Cusip 862793601
Cusip 862793502
26490 (5/01)
                                                                    May 18, 2001